Exhibit 99.1
EARNINGS RELEASE
USCB Financial Holdings, Inc. Reports Record Fully Diluted EPS of

$0.45 for Q3 2025; ROAA of 1.27% and
ROAE of 15.74%
MIAMI, FL – October 23, 2025 – USCB Financial Holdings, Inc. (the

“Company”) (NASDAQ: USCB)
, the holding company for
U.S.

Century

Bank

(the

“Bank”),

reported

net

income

of

$8.9

million

or

$0.45

per

fully

diluted

share

for

the

three

months

ended
September 30, 2025, compared with net income of $6.9 million or $0.35 per fully diluted share for the same period in 2024.

“This marks

our third

consecutive

quarter of

record fully

diluted earnings

per share,

reflecting the

consistency and

resilience

of our
operating model,” said Luis de la

Aguilera, Chairman, President and CEO.

“Our profitability ratios place us among

the top performing
peers in

the industry,

while our

credit metrics

and efficiency

continue to

compare favorably

to peers. These

results reflect disciplined
execution and a continued focus on long-term value creation.”
Unless otherwise stated, all percentage

comparisons in the bullet points

below are calculated at

or for the quarter

ended September 30,
2025 compared to at or for the quarter ended September 30, 2024 and annualized where appropriate.
Profitability
•
Annualized return on average assets for the quarter

ended September 30, 2025 was 1.27%

compared to 1.11% for the third

quarter
of 2024.

•
Annualized return on average stockholders’ equity for the quarter ended September

30, 2025 was 15.74% compared to 13.38% for
the third quarter of 2024.

•
The efficiency ratio for the quarter ended September 30,

2025 was 52.28% compared to 53.16% for the third quarter of 2024.

•
Net interest margin for the quarter ended September 30, 2025 was 3.14%

compared to 3.03% for the third quarter of 2024.
•
Net interest income

before provision for

credit losses was

$21.3 million for

the quarter ended

September 30, 2025, an

increase of
$3.2 million or 17.5% compared to $18.1 million for the same period in 2024.
Balance Sheet
•
Total

assets

were

$2.8

billion

at

September 30,

2025,

representing

an

increase

of

$264.0 million

or

10.5%

from

$2.5

billion

at
September 30, 2024.
•
Total loans held for investment were

$2.1 billion at September 30, 2025, representing an increase of $199.6 million or 10.3% from
$1.9 billion at September 30, 2024.
•
Total

deposits were

$2.5 billion at

September 30, 2025,

representing an

increase of

$329.0 million or

15.5% from

$2.1 billion

at
September 30, 2024.
•
Total stockholders’ equity was $209.1

million at September 30, 2025, representing a decrease of $4.8 million or 2.3% from $213.9 million

at

September 30,

2024.

Total

stockholders’

equity

included

accumulated

other

comprehensive

loss

of

$37.8

million

at
September 30, 2025 compared to accumulated other comprehensive loss of

$38.0 million at September 30, 2024.

•
On August 14, 2025, the

Company entered into a Subordinated

Note Purchase Agreement with certain qualified

institutional buyers
pursuant to

which the

Company sold

and issued

$40.0 million

in aggregate

principal amount

of its

7.625% fixed-to-floating

rate
subordinated notes due August 15, 2035 in a private placement transaction. This transaction was conducted under the provisions of
Regulation D promulgated under the Securities Act 1933. The subordinated notes were issued by the Company to the purchasers at a price equal to 100% of their face amount.

Asset Quality
•
The allowance

for credit

losses (“ACL”)

increased by

$1.9 million

to $25.0 million

at September 30,

2025 from

$23.1 million

at
September 30, 2024.
•
The ACL represented 1.17% of total loans at September 30, 2025 and 1.19% at September 30, 2024.

•
The provision for credit loss was $105 thousand for the quarter ended September 30, 2025, a decrease of $826 thousand compared to $931 thousand for the same period in 2024.
•
The

ratio

of

non-performing

loans

to

total

loans

was

0.06%

at

September 30,

2025

and

0.14%

at

September 30,

2024.

Non-
performing loans totaled $1.3 million at September 30, 2025 and

$2.7 million at September 30, 2024.
Non-interest Income and Non-interest Expense
•
Non-interest

income was

$3.7

million

for

the

three

months

ended September 30,

2025,

an

increase

of

$246

thousand

or

7.2%
compared to $3.4 million for the same period in 2024.

•
Non-interest

expense

was

$13.0 million

for

the

three

months

ended

September 30,

2025,

an

increase

of

$1.6

million

or

13.9%
compared to $11.5 million for the same period

in 2024.

Capital
•
On August 14, 2025, the Company entered into a

Subordinated Note Purchase Agreement pursuant to which the Company sold and issued an aggregate of $40.0 million of

subordinated notes. The majority of the proceeds

were used to repurchase 2.0 million

shares
of Class A common

stock from certain institutional

shareholders through a privately

negotiated transaction,

at a weighted average
price per

share of $17.19.

The aggregate

purchase price

for these transactions

was approximately

$34.4 million.

The repurchases
were supplemental and not

part of the

Company’s two previously announced stock repurchase

programs. As of September

30, 2025,

528,309 shares remain authorized for repurchase under the Company’s two share repurchase programs.
•
On October 20,

2025, the Company’s

Board of Directors

declared a quarterly

cash dividend of

$0.10 per share

of the Company’s
Class

A

common

stock.

The

dividend

will

be

paid

on

December

5,

2025

to

shareholders

of

record

at

the

close

of

business

on
November 14, 2025.
•
As of

September 30, 2025,
total risk-based

capital ratios

for the

Company and

the Bank

were 14.20%

and 13.93%,

respectively,
well in excess of regulatory requirements.
•
Tangible

book value

per common

share (a

non-GAAP measure)

was $11.55

at September 30,

2025, representing

an increase

of
$0.65 or 5.9% from $10.90 at September 30, 2024.

At September 30, 2025, tangible book value per common

share was negatively
affected by ($2.09) per share due to an accumulated other comprehensive loss of $37.8 million mostly due to changes in the market
value of the Company’s available for sale securities. At September 30,

2024, tangible book value per common

share was negatively
affected by ($1.94) per share due to an

accumulated other comprehensive loss of $38.0 million. The

increases in the per share effect
of the accumulated other comprehensive loss reflected the reduction in the number of shares of Class A common stock outstanding as a result of the share repurchases conducted in September 2025.
Conference Call and Webcast

The Company will host a conference call on Friday,

October 24, 2025, at 11:00 a.m. Eastern Time

to discuss the Company’s unaudited
financial results

for the quarter

ended September 30, 2025.

To

access the conference

call, dial (833)

816-1416 (U.S. toll-free)

and ask
to join the USCB Financial Holdings Call.

Additionally,

interested

parties can

listen to

a live

webcast

of the

call in

the “Investor

Relations” section

of the

Company’s

website
at www.uscentury.com

.

An archived version of the webcast will be available in the same location shortly after the live call has ended.
About USCB Financial Holdings, Inc.
USCB Financial Holdings, Inc.

is the bank holding company for

U.S. Century Bank. Established in 2002,

U.S. Century Bank is one of
the largest

community banks

headquartered

in Miami,

and one

of the

largest community

banks in

the State

of Florida.

U.S. Century
Bank is rated 5-Stars by BauerFinancial, the nation’s leading independent bank rating firm. U.S. Century Bank offers customers a wide
range of

financial products

and services

and supports

numerous community

organizations,

including

the Greater

Miami Chamber

of
Commerce, the South Florida Hispanic Chamber of Commerce, and ChamberSouth. For more information about us or to find a banking
center near you, please call (305) 715-5200 or visit www.uscentury.com.

Forward-Looking Statements
This earnings release

may contain statements

that are not

historical in nature

and are intended

to be, and

are hereby identified

as, forward-
looking

statements

for

purposes

of

the

safe

harbor

provided

by

Section

21E

of

the

Securities

Exchange

Act

of

1934,

as

amended.
Forward-looking statements are

those that are

not historical facts.

The words “may,”

“will,” “anticipate,” “could,”

“should,” “would,”
“believe,” “contemplate,” “expect,” “aim,” “plan,” “estimate,” “seek,” “continue,” and “intend,”, the negative of these terms, as well as other similar words

and expressions of

the future, are

intended to identify

forward-looking statements. These forward-looking statements include, but are not limited

to, statements related to our

projected growth, anticipated future financial

performance, and management’s
long-term performance goals, as well as statements

relating to the anticipated effects on our results of

operations and financial condition
from expected or

potential developments or events,

or business and

growth strategies, including anticipated internal

growth and potential
balance sheet restructuring.
These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from
those anticipated in such statements. Potential risks and uncertainties include,

but are not limited to:
•
the strength of the United States economy in general and the strength of the local economies in which we conduct operations;
•
our ability to successfully manage interest rate risk, credit risk, liquidity risk,

and other risks inherent to our industry;
•
the

accuracy

of

our

financial

statement

estimates

and

assumptions,

including

the

estimates

used

for

our

credit

loss

reserve

and
deferred tax asset valuation allowance;
•
the efficiency and effectiveness of our internal

control procedures and processes;
•
our ability to comply with

the extensive laws and

regulations to which we are

subject, including the laws for

each jurisdiction where
we operate;
•
adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry;
• deposit attrition and the level of our uninsured deposits;
•
legislative or regulatory changes,

including the enactment of the

Big Beautiful Bill and changes

in accounting principles, policies,
practices or guidelines, including the on-going effects of

the Current Expected Credit Losses (“CECL”) standard;
•
the

lack

of

a

significantly

diversified

loan

portfolio

and

our

concentration

in

the

South

Florida

market,

including

the

risks

of
geographic,

depositor,

and

industry

concentrations,

including

our

concentration

in

loans

secured

by

real

estate,

in

particular,
commercial real estate;
• the effects of climate change;
• the concentration of ownership of our common stock;
• fluctuations in the price of our common stock;
•
our ability to

fund or access

the capital markets

at attractive rates

and terms and

manage our growth,

both organic

growth as well
as growth through other means, such as future acquisitions;
•
inflation, interest rate, unemployment rate, and market and monetary fluctuations;
•
the effects of potential new or increased tariffs,

retaliatory tariffs and trade restrictions;
• the impact of international hostilities and geopolitical events;
•
increased competition

and its effect

on the pricing

of our products

and services as

well as our

interest rate spread

and net interest
margin;
• the loss of key employees;
•
the effectiveness

of our risk management

strategies, including operational

risks, including, but

not limited to, client,

employee, or
third-party fraud and security breaches; and
•
other risks described in this earnings release and other filings we make with the

Securities and Exchange Commission (“SEC”).
All forward-looking

statements are

necessarily only

estimates of

future results,

and there

can be

no assurance

that actual

results will
not differ

materially from

expectations. Therefore,

you are

cautioned not

to place

undue reliance

on any

forward-looking statements.
Further, forward-looking statements included in this

earnings release are

made only as

of the date

hereof, and we

undertake no obligation
to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statements are made

or
to reflect the occurrence of unanticipated

events, unless required to do

so under the federal securities laws.

You

should also review the
risk factors described in the reports the Company has filed or will file with the

SEC.
Non-GAAP Financial Measures
This earnings release

includes financial information determined

by methods other

than in accordance

with generally accepted

accounting
principles (“GAAP”). This financial

information includes certain

operating performance measures. Management

has included these non-
GAAP

measures

because

it

believes

these

measures

may

provide

useful

supplemental

information

for

evaluating

the

Company’s
operations and

underlying performance

trends. Further,

management uses these

measures in

managing and

evaluating the Company’s
business and intends to refer to

them in discussions about our operations

and performance. Operating performance

measures should be
viewed

in

addition

to,

and

not

as

an

alternative

to

or

substitute

for,

measures

determined

in

accordance

with

GAAP,

and

are

not
necessarily

comparable

to

non-GAAP

measures

that

may

be

presented

by

other

companies.

Reconciliations

of

these

non-GAAP

measures

to

the most

directly

comparable

GAAP measures

can be

found

in the

‘Non-GAAP

Reconciliation

Tables’

included

in the
exhibits to this earnings release.
All numbers included in this press release are unaudited unless otherwise noted.
Contacts:
Investor Relations
InvestorRelations@uscentury.com
Media Relations
Martha Guerra-Kattou

MGuerra@uscentury.com

USCB FINANCIAL HOLDINGS, INC.
CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
Three Months Ended September 30, Nine Months Ended September 30,
2025 2024 2025 2024
Interest income:
Loans, including fees $ 32,866 $ 29,819 $ 95,057 $ 84,479
Investment securities 3,522 2,754 9,978 8,634
Interest-bearing deposits in financial institutions 1,332 989 2,817 3,953
Total interest income 37,720 33,562 107,852 97,066
Interest expense:
Interest-bearing checking deposits 286 411 909 1,171
Savings and money market deposits 10,343 10,064 29,088 30,529
Time deposits 5,036 3,391 13,297 9,907
FHLB advances 377 1,587 2,731 4,881
Subordinated notes 404 - 404 -
Total interest expense 16,446 15,453 46,429 46,488
Net interest income before provision for credit losses 21,274 18,109 61,423 50,578
Provision for credit losses 105 931 1,817 2,127
Net interest income after provision for credit losses 21,169 17,178 59,606 48,451
Non-interest income:
Service fees 2,661 2,544 7,394 6,172
(Loss) gain on sale of securities available for sale, net (28) - (28) 14
Gain on sale of loans held for sale, net 128 109 804 593
Other non-interest income 923 785 2,600 2,334
Total non-interest income 3,684 3,438 10,770 9,113
Non-interest expense:
Salaries and employee benefits 7,909 7,200 23,499 20,863
Occupancy 1,382 1,341 4,003 3,921
Regulatory assessments and fees 377 452 1,194 1,361
Consulting and legal fees 585 161 1,041 1,016
Network and information technology services 656 513 1,725 1,499
Other operating expense 2,139 1,787 6,272 5,528
Total non-interest expense 13,048 11,454 37,734 34,188
Net income before income tax expense 11,805 9,162 32,642 23,376
Income tax expense 2,866 2,213 7,905 5,606
Net income $ 8,939 $ 6,949 $ 24,737 $ 17,770
Per share information:

Net income per common share, basic $ 0.46 $ 0.35 $ 1.25 $ 0.90
Net income per common share, diluted $ 0.45 $ 0.35 $ 1.23 $ 0.90
Cash dividends declared $ 0.10 $ 0.05 $ 0.30 $ 0.15
Weighted average shares outstanding:

Common shares, basic 19,524,798 19,621,447 19,866,514 19,653,103
Common shares, diluted 19,755,820 19,825,211 20,106,050 19,761,242

USCB FINANCIAL HOLDINGS, INC.
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
9/30/2025 6/30/2025 3/31/2025 12/31/2024 9/30/2024
Income statement data:
Net interest income before provision for credit losses $ 21,274 $ 21,034 $ 19,115 $ 19,358 $ 18,109
Provision for credit losses 105 1,031 681 1,030 931
Net interest income after provision for credit losses 21,169 20,003 18,434 18,328 17,178
Service fees 2,661 2,402 2,331 2,667 2,544
Loss on sale of securities available for sale, net (28) - - - -
Gain on sale of loans held for sale, net 128 151 525 154 109
Other non-interest income 923 817 860 806 785
Total non-interest income 3,684 3,370 3,716 3,627 3,438
Salaries and employee benefits 7,909 7,954 7,636 7,930 7,200
Occupancy 1,382 1,337 1,284 1,337 1,341
Regulatory assessments and fees 377 396 421 405 452
Consulting and legal fees 585 263 193 552 161
Network and information technology services 656 564 505 494 513
Other operating expense 2,139 2,120 2,013 2,136 1,787
Total non-interest expense 13,048 12,634 12,052 12,854 11,454
Net income before income tax expense 11,805 10,739 10,098 9,101 9,162
Income tax expense 2,866 2,599 2,440 2,197 2,213
Net income $ 8,939 $ 8,140 $ 7,658 $ 6,904 $ 6,949
Per share information:
Net income per common share, basic $ 0.46 $ 0.41 $ 0.38 $ 0.35 $ 0.35
Net income per common share, diluted $ 0.45 $ 0.40 $ 0.38 $ 0.34 $ 0.35
Cash dividends declared $ 0.10 $ 0.10 $ 0.10 $ 0.05 $ 0.05
Balance sheet data (at period-end):

Cash and cash equivalents $ 56,811 $ 54,819 $ 97,984 $ 77,035 $ 38,486
Securities available-for-sale $ 324,179 $ 285,382 $ 275,139 $ 260,221 $ 259,527
Securities held-to-maturity $ 156,365 $ 158,740 $ 161,790 $ 164,694 $ 167,001
Total securities $ 480,544 $ 444,122 $ 436,929 $ 424,915 $ 426,528
Loans held for investment
(1)
$ 2,130,966 $ 2,113,318 $ 2,036,212 $ 1,972,848 $ 1,931,362
Allowance for credit losses $ (24,964) $ (24,933) $ (24,740) $ (24,070) $ (23,067)
Total assets $ 2,767,945 $ 2,719,474 $ 2,677,382 $ 2,581,216 $ 2,503,954
Non-interest-bearing demand deposits $ 584,240 $ 584,895 $ 605,489 $ 575,159 $ 637,313
Interest-bearing deposits $ 1,871,374 $ 1,750,766 $ 1,704,080 $ 1,598,845 $ 1,489,304
Total deposits $ 2,455,614 $ 2,335,661 $ 2,309,569 $ 2,174,004 $ 2,126,617
FHLB advances $ 11,000 $ 108,000 $ 108,000 $ 163,000 $ 118,000
Subordinated notes $ 39,262 $ - $ - $ - $ -
Total liabilities $ 2,558,850 $ 2,487,891 $ 2,452,294 $ 2,365,828 $ 2,290,038
Total stockholders' equity $ 209,095 $ 231,583 $ 225,088 $ 215,388 $ 213,916
Capital ratios:
(2)

Leverage ratio 8.47% 9.72% 9.61% 9.53% 9.34%
Common equity tier 1 capital 11.17% 12.52% 12.48% 12.28% 12.01%
Tier 1 risk-based capital 11.17% 12.52% 12.48% 12.28% 12.01%
Total risk-based capital

14.20% 13.73% 13.72% 13.51% 13.22%
(1)

Loan amounts include deferred fees/costs.
(2)

Reflects the Company's regulatory capital ratios which

are provided for informational purposes only; as a small

bank holding company, the Company is not subject
to regulatory capital requirements. The Bank's total risk-based capital at September 30, 2025 was 13.93%.

USCB FINANCIAL HOLDINGS, INC.
AVERAGE BALANCES, RATIOS, AND OTHER DATA

(UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
9/30/2025 6/30/2025 3/31/2025 12/31/2024 9/30/2024
Average balance sheet data:
Cash and cash equivalents $ 139,389 $ 71,388 $ 82,610 $ 56,937 $ 87,937
Securities available-for-sale $ 299,892 $ 281,840 $ 265,154 $ 255,786 $ 244,882
Securities held-to-maturity $ 157,702 $ 160,443 $ 163,510 $ 165,831 $ 168,632
Total securities $ 457,594 $ 442,283 $ 428,664 $ 421,617 $ 413,514
Loans held for investment
(1)
$ 2,099,043 $ 2,057,445 $ 1,986,856 $ 1,958,566 $ 1,878,230
Total assets $ 2,798,115 $ 2,677,198 $ 2,606,593 $ 2,544,592 $ 2,485,434
Interest-bearing deposits $ 1,887,545 $ 1,710,568 $ 1,652,147 $ 1,547,789 $ 1,468,067
Non-interest-bearing demand deposits $ 569,522 $ 580,121 $ 563,040 $ 590,829 $ 609,456
Total deposits $ 2,457,067 $ 2,290,689 $ 2,215,187 $ 2,138,618 $ 2,077,523
FHLB advances $ 40,065 $ 116,527 $ 138,944 $ 151,804 $ 156,043
Subordinated notes $ 26,029 $ - $ - $ - $ -
Total liabilities $ 2,572,799 $ 2,448,706 $ 2,387,088 $ 2,328,877 $ 2,278,793
Total stockholders' equity $ 225,316 $ 228,492 $ 219,505 $ 215,715 $ 206,641
Performance ratios:
Return on average assets
(2)
1.27% 1.22% 1.19%

1.08%

1.11%
Return on average equity
(2)
15.74% 14.29% 14.15% 12.73% 13.38%
Net interest margin
(2)
3.14% 3.28% 3.10% 3.16% 3.03%
Non-interest income to average assets
(2)
0.52% 0.50% 0.58% 0.57% 0.55%
Non-interest expense to average assets
(2)
1.85% 1.89% 1.88% 2.01% 1.83%
Efficiency ratio
(3)
52.28% 51.77% 52.79% 55.92% 53.16%
Loans by type (at period end):
(4)
Residential real estate $ 316,557 $ 307,020 $ 301,164 $ 289,961 $ 283,477
Commercial real estate $ 1,226,121 $ 1,206,621 $ 1,150,129 $ 1,136,417 $ 1,095,112
Commercial and industrial $ 269,430 $ 263,966 $ 256,326 $ 258,311 $ 246,539
Correspondent banks $ 104,598 $ 110,155 $ 103,026 $ 82,438 $ 103,815
Consumer and other

$ 207,939 $ 218,426 $ 218,711 $ 198,091 $ 198,604
Asset quality data:
Allowance for credit losses to total loans 1.17% 1.18% 1.22% 1.22% 1.19%
Allowance for credit losses to non-performing loans 1906% 1825% 595% 889% 846%
Total non-performing loans
(5)
$ 1,310 $ 1,366 $ 4,156 $ 2,707 $ 2,725
Non-performing loans to total loans 0.06% 0.06% 0.20% 0.14% 0.14%
Non-performing assets to total assets
(5)
0.05% 0.05% 0.16% 0.10% 0.11%
Net charge-offs (recoveries of) to average loans
(2)
(0.00)% 0.14% 0.00% (0.00)% (0.00)%
Net charge-offs (recovery) of credit losses $ (4) $ 702 $ 2 $ (11) $ (6)
Interest rates and yields:
(2)
Loans held for investment

6.21% 6.23% 6.17% 6.25% 6.32%
Investment securities

3.03% 3.06% 2.81% 2.63% 2.61%
Total interest-earning assets 5.56% 5.64% 5.51% 5.57% 5.61%
Deposits
(6)
2.53% 2.46% 2.49% 2.48% 2.66%
FHLB advances 3.73% 3.72% 3.71% 3.81% 4.05%
Subordinated notes 6.16% - - - -
Total interest-bearing liabilities 3.34% 3.32% 3.37% 3.47% 3.79%
Other information:
Full-time equivalent employees 206 203 201 199 198
(1)

Loan amounts include deferred fees/costs.
(2)

Annualized.
(3)

Efficiency ratio is defined as total non-interest expense divided by sum of net interest income and total non-interest

income.
(4)

Loan amounts exclude deferred fees/costs.
(5)

The amounts for total non-performing loans and total non-performing assets are the same at the dates presented since there was

no other real estate owned (OREO)
recorded at any of the dates presented.
(6) Reflects effect of non-interest-bearing deposits.

USCB FINANCIAL HOLDINGS, INC.

NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)
Three Months Ended September 30,
2025 2024
Average

Balance Interest Yield/Rate
(1)
Average

Balance Interest Yield/Rate
(1)
Assets
Interest-earning assets:
Loans held for investment
(2)
$ 2,099,043 $ 32,866 6.21% $ 1,878,230 $ 29,819 6.32%
Investment securities
(3)
461,303 3,522 3.03% 419,315 2,754 2.61%
Other interest-earning assets 130,740 1,332 4.04% 80,378 989 4.89%
Total interest-earning assets 2,691,086 37,720 5.56% 2,377,923 33,562 5.61%
Non-interest-earning assets 107,029

107,511

Total assets $ 2,798,115 $ 2,485,434
Liabilities and stockholders' equity

Interest-bearing liabilities:
Interest-bearing checking deposits $ 47,338 286 2.40% $ 57,925 411 2.82%
Saving and money market deposits 1,319,862 10,343 3.11% 1,084,562 10,064 3.69%
Time deposits 520,345 5,036 3.84% 325,580 3,391 4.14%
Total interest-bearing deposits 1,887,545 15,665 3.29% 1,468,067 13,866 3.76%
FHLB advances 40,065 377 3.73% 156,043 1,587 4.05%
Subordinated notes 26,029 404 6.16% - - - %
Total interest-bearing liabilities 1,953,639 16,446 3.34% 1,624,110 15,453 3.79%
Non-interest-bearing demand deposits 569,522 609,456

Other non-interest-bearing liabilities 49,638

45,227

Total liabilities 2,572,799 2,278,793
Stockholders' equity 225,316

206,641

Total liabilities and stockholders' equity $ 2,798,115 $ 2,485,434
Net interest income

21,274

18,109

Net interest spread
(4)
2.22% 1.82%
Net interest margin
(5)

3.14%

3.03%
(1)

Annualized.
(2)

Average loan balances include non-accrual loans. Interest income on loans includes accretion of deferred loan fees, net of deferred loan costs.
(3)

At fair value except for securities held to maturity. This amount includes

FHLB stock.
(4)

Net interest spread is the average yield earned on total

interest-earning assets minus the average rate paid on total interest-bearing liabilities.
(5)

Net interest margin is the ratio of net interest income to total interest-earning assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
9/30/2025 6/30/2025 3/31/2025 12/31/2024 9/30/2024
Pre-tax pre-provision ("PTPP") income:
(1)
Net income $ 8,939 $ 8,140 $ 7,658 $ 6,904 $ 6,949
Plus: Income tax expense 2,866 2,599 2,440 2,197 2,213
Plus: Provision for credit losses 105 1,031 681 1,030 931
PTPP income $ 11,910 $ 11,770 $ 10,779 $ 10,131 $ 10,093
PTPP return on average assets:
(1)

PTPP income $ 11,910 $ 11,770 $ 10,779 $ 10,131 $ 10,093
Average assets $ 2,798,115 $ 2,677,198 $ 2,606,593 $ 2,544,592 $ 2,485,434
PTPP return on average assets
(2)
1.69% 1.76% 1.68% 1.58% 1.62%

Operating net income:
(1)
Net income $ 8,939 $ 8,140 $ 7,658 $ 6,904 $ 6,949
Less: Net losses on sale of securities (28) - - - -
Less: Tax effect on sale of securities 7 - - - -
Operating net income $ 8,960 $ 8,140 $ 7,658 $ 6,904 $ 6,949

Operating PTPP income:
(1)
PTPP income $ 11,910 $ 11,770 $ 10,779 $ 10,131 $ 10,093
Less: Net losses on sale of securities (28) - - - -
Operating PTPP income $ 11,938 $ 11,770 $ 10,779 $ 10,131 $ 10,093
Operating PTPP return on average assets:
(1)

Operating PTPP income $ 11,938 $ 11,770 $ 10,779 $ 10,131 $ 10,093
Average assets $ 2,798,115 $ 2,677,198 $ 2,606,593 $ 2,544,592 $ 2,485,434
Operating PTPP return on average assets
(2)
1.69% 1.76% 1.68% 1.58% 1.62%

Operating return on average assets:
(1)
Operating net income $ 8,960 $ 8,140 $ 7,658 $ 6,904 $ 6,949
Average assets $ 2,798,115 $ 2,677,198 $ 2,606,593 $ 2,544,592 $ 2,485,434
Operating return on average assets
(2)
1.27% 1.22% 1.19% 1.08% 1.11%
Operating return on average equity:
(1)
Operating net income $ 8,960 $ 8,140 $ 7,658 $ 6,904 $ 6,949
Average equity $ 225,316 $ 228,492 $ 219,505 $ 215,715 $ 206,641
Operating return on average equity
(2)
15.78% 14.29% 14.15% 12.73% 13.38%
Operating Revenue:
(1)

Net interest income
$ 21,274

$ 21,034

$ 19,115

$ 19,358

$ 18,109

Non-interest income

3,684 3,370 3,716

3,627

3,438

Less: Net losses on sale of securities
(28) - - - -

Operating revenue
$ 24,986 $ 24,404 $ 22,831 $ 22,985 $ 21,547
Operating Efficiency Ratio:
(1)

Total non-interest expense
$ 13,048

$ 12,634

$ 12,052

$ 12,854

$ 11,454

Operating revenue
$ 24,986 $ 24,404 $ 22,831 $ 22,985 $ 21,547

Operating efficiency ratio
52.22% 51.77% 52.79% 55.92% 53.16%
(1) The Company believes these non-GAAP measurements are

key indicators of the ongoing earnings power of the

Company.
(2)

Annualized.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
9/30/2025 6/30/2025 3/31/2025 12/31/2024 9/30/2024
Tangible book value per common share (at period-end):
(1)
Total stockholders' equity $ 209,095 $ 231,583 $ 225,088 $ 215,388 $ 213,916
Less: Intangible assets - - - - -
Tangible stockholders' equity $ 209,095 $ 231,583 $ 225,088 $ 215,388 $ 213,916
Total shares issued and outstanding (at period-end):
Total common shares issued and outstanding 18,107,385 20,078,385 20,048,385 19,924,632 19,620,632
Tangible book value per common share
(2)
$ 11.55 $ 11.53 $ 11.23 $ 10.81 $ 10.90
Operating diluted net income per common share:
(1)
Operating net income $ 8,960 $ 8,140 $ 7,658 $ 6,904 $ 6,949
Total weighted average diluted shares of common stock 19,755,820 20,295,794 20,319,535 20,183,731 19,825,211
Operating diluted net income per common share: $ 0.45 $ 0.40

$

0.38

$

0.34

$

0.35
Tangible Common Equity/Tangible Assets
(1)

Tangible stockholders' equity
$ 209,095 $ 231,583 $ 225,088 $ 215,388 $ 213,916

Tangible total assets
(3)
$ 2,767,945

$

2,719,474

$

2,677,382

$

2,581,216

$

2,503,954
Tangible Common Equity/Tangible Assets 7.55% 8.52% 8.41% 8.34% 8.54%
(1)

The Company believes these non-GAAP measurements

are key indicators of the ongoing earnings power

of the Company.
(2)

Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.
(3) Since the Company has no intangible assets, tangible

stockholders’ equity and tangible total assets are the

same amounts as stockholders’ equity and total assets,
respectively, as calculated under GAAP.